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                                                                   Exhibit 10.19

                             ECOLOGY COATINGS, INC.

                   2007 STOCK OPTION AND RESTRICTED STOCK PLAN

                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT

     Optionee's Name and Address:

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Date of Grant:                  __________

     Exercise Price per Share:       __________

     Total Number of Shares Granted: __________

     Total Exercise Price:           __________

     Type of Option:                 __________ Incentive Stock Option

                                     __________ Nonstatutory Stock Option

     Term/Expiration Date:           __________

     Vesting Schedule:               (i)  No shares vest on grant; and

                                     (ii) __________ shares vest on __________

     Termination Period:             This Option may be exercised for ninety
                                     (90) days after termination or resignation of the Optionee as a director of the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Term/Expiration
                                     Date as provided above.

II.  AGREEMENT

     1. GRANT OF OPTION. The Board of Directors of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an

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option (the "Option") to purchase the number of Shares, as set forth in the
Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     2. EXERCISE OF OPTION.

          2.1. Right to Exercise.

               2.1.1. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

               2.1.2. If (i) Optionee's Continuous Status as a Director be terminated for misconduct (which includes, but is not limited to, any act of dishonesty, moral turpitude, fraud or embezzlement); (ii) Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company, or any Subsidiary; or (iii) Optionee otherwise act in such a manner not in the best interests of the Company (as reasonably determined by the Company's Board of Directors), then, notwithstanding any other provision in this Agreement or the Plan to the contrary, in any such event this Option shall terminate immediately and cease to be outstanding.

          2.2. Method of Exercise.

               2.2.1. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               2.2.2. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.


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     3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          3.1. cash;

          3.2. check; or

          3.3. delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6. REGISTRATION UNDER THE SECURITIES ACT OF 1933.

          6.1. Registration and Legends. The Optionee understands that (i) the Company has not registered the Option or the Shares under the Securities Act of 1933, as amended, or the applicable securities laws of any state in reliance on exemptions from registration and (ii) such exemptions depend upon the Optionee's investment intent at the time the Optionee acquires the Option or the Shares. The Optionee therefore represents and warrants that Optionee is acquiring the Option, and will acquire the Shares, for the Optionee's own account for investment and not with a view to distribution, assignment, resale or other transfer of the Option or the Shares. Because the Option and the Shares are not registered, the Optionee is aware that the Optionee must hold them indefinitely unless they are registered under the Act and any applicable securities laws or the Optionee must obtain exemptions from such registration. Upon exercise, in part or in whole, of this Option, the Shares shall bear the following legend:

          The shares of Common Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, and they may not be offered for sale, sold, transferred, pledged or hypothecated without an effective registration statement under the Act and under any applicable state securities laws, or an opinion of counsel, satisfactory to the Company, that an exemption from such registration is available.

          6.2. No-Action Letter. The Company agrees that it will be satisfied that no post-effective amendment or new registration is required for the public sale of the Shares if it shall be presented with a letter from the Staff of the Securities and Exchange Commission (the


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"Commission"), stating in effect that, based upon stated facts which the Company shall have no reason to believe are not true in any material respect, the Staff will not recommend any action to the Commission if such Shares are offered and sold without delivery of a prospectus, and that, therefore, no Registration Statement under which such Shares are to be registered is required to be filed.

     7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by Nevada law except for that body of law pertaining to conflict of laws.

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     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                               ECOLOGY COATINGS, INC.


                                        By:
-------------------------------------       ------------------------------------
Signature                                   Richard D. Stromback
                                        Title: Chairman

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-------------------------------------
Residence Address

CONSENT OF SPOUSE

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


-------------------------------------
Spouse of Optionee


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                                    EXHIBIT A

                                 EXERCISE NOTICE

                             ECOLOGY COATINGS, INC.
                         35980 WOODWARD AVE., SUITE 200
                        BLOOMFIELD HILLS, MICHIGAN, 48304

     The undersigned hereby irrevocably subscribes for the purchase of ____________________ (__________) Shares pursuant to and in accordance with the terms and conditions of this Option, and herewith makes payment, covering the purchase of the Shares, which should be delivered to the undersigned at the address stated below, and, if such number of Shares shall not be all of the Shares purchasable hereunder, then a new Option of like tenor for the balance of the remaining Shares purchasable under this Option be delivered to the undersigned at the address stated below.

     The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such Shares, unless either (a) a registration statement, or post-effective amendment thereto, covering such Shares have been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of
Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, or (b) counsel to the Company satisfactory to the undersigned has rendered an opinion in writing and addressed to the Company that such proposed offer, sale, transfer or other disposition of the Shares is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) the Company may notify the transfer agent for its Common Stock that the certificates for the Common Stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied; and (3) the Company may affix the legend set forth in Section
6.1 of this Option to the certificates for Shares hereby subscribed for, if such legend is applicable.


Dated:                                  Signed:
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                                        Address:
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